UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 29, 2010

First United Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer Identification No.)
incorporation or organization)

19 South Second Street, Oakland, Maryland 21550
(Address of principal executive offices) (Zip Code)

(301) 334-9471
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

    On January 29, 2010, First United Corporation (the “Company”), through First United Statutory Trust III, a Delaware statutory trust (the “Trust”), sold $3.5 million aggregate liquidation amount of 9.875% cumulative trust preferred securities, having a liquidation amount of $1,000 per trust preferred security (the “Preferred Securities”).  The Trust used the net proceeds of this sale, plus the proceeds of its sale to the Company of $109,000 aggregate liquidation amount of common securities, having a liquidation amount of $1,000 per common security (the “Common Securities” and, together with the Preferred Securities, the “Trust Securities”), to purchase $3.609 million aggregate liquidation amount of the Company’s 9.875% junior subordinated debentures, having a liquidation amount of $1,000 per junior subordinated debenture (the “Debentures”).

    Together with the Trust Securities and Debentures sold under the same offering on December 30, 2009, the Trust has outstanding a total of $10.475 million in Preferred Securities and $326,000 in Common Securities, and the Company has outstanding a total of $10.801 million in Debentures.  The prior sales were reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2009 (the “December 8-K”).  The Company intends to use the proceeds from the sales of the Debentures, which should count as regulatory capital, to support business growth and for general corporate purposes.

    The Trust Securities were issued pursuant to an Amended and Restated Declaration of Trust dated December 30, 2009 among the Company, as Sponsor, Wilmington Trust Company (“WTC”), as Property Trustee and as Delaware Trustee, the Administrative Trustees named therein and the holders of the Trust Securities (the “Declaration”), and represent undivided beneficial interests in the assets of the Trust, which consist of the Debentures.

    The Debentures mature on March 15, 2040.  Subject to the Trust’s receipt of interest payments on the Debentures from the Company, the Trust is obligated to make distributions on the Trust Securities at a fixed annual rate of 9.875% per Trust Security, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2010.  The Company is obligated to pay interest on its Debentures at a fixed per annum interest rate equal to 9.875% of outstanding principal amount, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2010.

    So long as no event of default has occurred and is continuing under the Indenture, the Company has the right during the term of the Debentures to defer the payment of interest at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each extension period, provided that no extension period may extend beyond the stated maturity of the Debentures.  During any extension period, neither the Company nor any of its subsidiaries can (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock, (ii) make any payment of interest, principal or premium, if any, or repay, repurchase or redeem any debt securities issued by the Company or any subsidiary which rank equally with or junior to the Debentures or make any guarantee payments with respect to any guarantee by the Company of any debt securities if such guarantee ranks equally with or junior in interest to the Debentures;

or (iii) redeem, purchase or acquire less than all of the then-outstanding Debentures or any of the Trust Securities.   At the end of an extension period, the Company must pay all interest then accrued and unpaid (together with interest thereon at the annual rate of 9.875%, compounded quarterly, to the extent permitted by applicable law).  Interest will continue to accrue during an extension period.

    At any time, and from time to time, after March 15, 2015, the Company has the right to redeem the Debentures, in whole or in part, at par (plus accrued but unpaid interest), subject to any required regulatory approval.  The Debentures also may be redeemed in whole, but not in part, at any time within 180 days following the occurrence and during the continuation of a “Tax Event”, an “Investment Company Event” or a “Capital Treatment Event”, as those terms are defined in the Indenture dated December 30, 2009 between the Company and WTC, as trustee (the “Indenture”), pursuant to which the Debentures were issued.  If and when the Company redeems Debentures, the Trust is obligated to redeem an equal amount of Trust Securities at par (plus accrued but unpaid distributions).  Notwithstanding the foregoing, because of the Company’s participation in the U.S. Department of the Treasury’s Troubled Asset Relief Program Capital Purchase Program, the Trust is prohibited from redeeming any Trust Securities until the earlier of (i) January 9, 2012 and (ii) the date on which the U.S. Department of the Treasury no longer holds any of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

    Pursuant to a Preferred Securities Guarantee Agreement dated December 30, 2009 between the Company and WTC, as guarantee trustee (the “Guarantee”), the Company has guaranteed, on a subordinated basis, certain of the Trust’s payment obligations to the holders of the Preferred Securities, to the extent the Trust has funds sufficient to make those payments.  The Guarantee is not a guarantee of collection.

    The Trust Securities and the Guarantee were offered and sold in reliance upon the exemption from registration provided by Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).  The Trust Securities, the Guarantee and the Debentures are not being registered under the Securities Act or any state securities laws (the “State Act”) and may not be offered or sold in the United States absent registration under the Securities Act and the applicable State Acts or an applicable exemption from such registration.

    For additional information concerning the Trust Securities, the Debentures and the Guarantee, please refer to the Declaration, the Indenture, the Guarantee, the form of Preferred Security, the form of Common Security and the form of Debenture (collectively, the “Operative Documents”), which were filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, to the December 8-K and are incorporated herein by reference.

    The foregoing information is intended only as a summary and is qualified in its entirety by reference to the Operative Documents.  The Company has filed copies of the Operative Documents with the SEC pursuant to Item 601 of the SEC’s Regulation S-K and to provide investors with information regarding their terms.  The filing of the Operative Documents was not intended to provide any other factual or financial information about the Company or the Trust, or their subsidiaries and affiliates.  The representations, warranties and covenants contained in the

Operative Documents were made only for purposes of those documents and as of specific dates; were solely for the benefit of the parties to those documents; may be subject to limitations agreed upon by the parties; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, the Trust, or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the dates of the Operative Documents, which subsequent information may or may not be fully reflected in public disclosures by the Company.

    This Item 1.01 contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Readers should be aware of the speculative nature of “forward-looking statements”.  Statements that are not historical in nature, including those that include the words “anticipate”, “estimate”, “should”, “expect”, “believe”, “intend”, and similar expressions, are based on current expectations, estimates and projections of the Company, and they are not guarantees of future performance.  Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties.  Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Company’s business or operations.  These and other risks are discussed in detail in the periodic reports that the Company files with the SEC.  All forward-looking statements included in this Item 1.01 are based on the information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is contained in Item 1.01 of this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED CORPORATION

Date: February 1, 2010	By:	/s/Carissa L. Rodeheaver
Name: Carissa L. Rodeheaver
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.       Description

4.1	Amended and Restated Declaration of Trust, dated as of December 30, 2009 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on December 30, 2009)
4.2	Indenture, dated as of December 30, 2009 (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on December 30, 2009)
4.3	Preferred Securities Guarantee Agreement, dated as of December 30, 2009 (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on December 30, 2009)
4.4	Form of Preferred Security Certificate of First United Statutory Trust III (included as Exhibit C of Exhibit 4.1)
4.5	Form of Common Security Certificate of First United Statutory Trust III (included as Exhibit B of Exhibit 4.1)
4.6	Form of Junior Subordinated Debenture of First United Corporation (included as Exhibit A of Exhibit 4.2)